COMMUNITY STATISTICS Dollars in thousands except Average Effective Rent

					Average Effective
	As of September 30, 2008				Rent for the
			Percent to		Three Months
		Gross	Total of	Physical	Ended
	Units	Real Assets	Assets	Occupancy	Sept. 30, 2008

Dallas, TX	3,662	$ 203,959	7.8%	97.2%	$ 712.60
Houston, TX	3,191	$ 220,064	8.5%	95.4%	$ 820.86
Atlanta, GA	3,253	$ 249,244	9.6%	91.1%	$ 781.93
Nashville, TN	1,855	$ 125,098	4.8%	96.5%	$ 789.96
Raleigh, NC	828	$ 64,140	2.5%	97.3%	$ 766.80
Tampa, FL	1,120	$ 68,770	2.6%	96.3%	$ 863.95
All Other	4,580	$ 296,230	11.4%	93.0%	$ 765.52
High Growth Markets	18,489	$ 1,227,505	47.2%	94.6%	$ 775.95

Memphis, TN	4,021	$ 205,375	7.9%	96.7%	$ 680.06
Jacksonville, FL	3,347	$ 185,131	7.1%	95.8%	$ 809.65
Austin, TX	1,776	$ 108,891	4.2%	93.0%	$ 767.22
Jackson, MS	1,241	$ 57,971	2.2%	96.9%	$ 708.28
Chattanooga, TN	943	$ 38,646	1.5%	96.3%	$ 622.02
Augusta, GA/Aiken, SC	912	$ 40,357	1.6%	92.8%	$ 669.49
All Other	3,862	$ 218,193	8.4%	96.1%	$ 705.17
Growth plus Income Markets	16,102	$ 854,564	32.9%	95.7%	$ 720.81

Columbus, GA	1,509	$ 76,531	2.9%	94.6%	$ 729.74
Lexington, KY	924	$ 60,364	2.3%	97.9%	$ 721.86
All Other	4,146	$ 242,138	9.3%	95.1%	$ 739.17
Stable Income Markets	6,579	$ 379,033	14.5%	95.4%	$ 734.58

Subtotal	41,170	$ 2,461,102	94.6%	95.2%	$ 747.77

Development and Lease-up Properties	1,257	$ 141,638	5.4%	74.9%	$ 676.84

Total Portfolio	42,427	$ 2,602,740	100%	94.6%	$ 745.67

NUMBER OF APARTMENT UNITS

	2008			2007
	Sept 30	Jun 30	Mar 31	Dec 31	Sept 30

100% Owned Properties	41,801	41,007	40,494	40,248	40,248
Properties in Joint Ventures	626	626	626	-	-
Total Portfolio	42,427	41,633	41,120	40,248	40,248

SAME STORE (EXCLUDES 8 FULL RENOVATION AND 4 HELD FOR SALE COMMUNITIES) Dollars in thousands except Effective Rent
Revenues by market are presented before the impact of straight-line adjustments. A reconciliation to total revenue is provided below.

CURRENT PERIOD ACTUALS As of September 30, 2008 unless otherwise noted

		Three Months Ended September 30, 2008
					Average		Quarterly	Twelve
					Effective	Physical	Economic	Month
	Units	Revenue	Expense	NOI	Rent	Occupancy	Occupancy (1)	Turn Rate
High Growth Markets
Dallas, TX	3,184	$ 7,076	$ 3,375	$ 3,701	$ 696.19	97.2%	94.4%	54.8%
Atlanta, GA	2,543	$ 5,843	$ 2,607	$ 3,236	$ 763.74	92.3%	89.7%	58.6%
Houston, TX	2,132	$ 5,139	$ 2,612	$ 2,527	$ 779.55	95.8%	93.1%	67.0%
Nashville, TN	1,569	$ 3,955	$ 1,573	$ 2,382	$ 790.18	96.0%	94.0%	60.4%
Raleigh, NC	384	$ 861	$ 286	$ 575	$ 701.81	98.2%	97.5%	47.9%
Tampa, FL	1,120	$ 3,055	$ 1,305	$ 1,750	$ 863.95	96.3%	94.0%	50.8%
All Other	3,516	$ 8,015	$ 3,327	$ 4,688	$ 744.65	93.9%	91.0%	58.3%
Subtotal	14,448	$ 33,944	$ 15,085	$ 18,859	$ 755.53	95.2%	92.6%	58.3%

Growth plus Income Markets
Memphis, TN	3,210	$ 6,807	$ 3,167	$ 3,640	$ 693.41	96.8%	92.6%	58.0%
Jacksonville, FL	2,611	$ 6,433	$ 2,569	$ 3,864	$ 820.48	95.6%	91.6%	65.5%
Austin, TX	1,392	$ 3,422	$ 1,663	$ 1,759	$ 774.54	94.3%	93.2%	62.6%
Jackson, MS	1,241	$ 2,698	$ 1,064	$ 1,634	$ 708.28	96.9%	93.8%	62.1%
Chattanooga, TN	943	$ 1,857	$ 834	$ 1,023	$ 622.02	96.3%	93.2%	52.6%
Augusta, GA/Aiken, SC	912	$ 1,834	$ 817	$ 1,017	$ 669.49	92.8%	91.3%	74.9%
All Other	3,278	$ 7,313	$ 3,132	$ 4,181	$ 707.97	95.8%	94.1%	63.0%
Subtotal	13,587	$ 30,364	$ 13,246	$ 17,118	$ 724.45	95.8%	92.9%	62.3%

Stable Income Markets
Columbus, GA	1,509	$ 3,434	$ 1,440	$ 1,994	$ 729.74	94.6%	93.5%	84.8%
Lexington, KY	924	$ 2,087	$ 835	$ 1,252	$ 721.86	97.9%	94.7%	64.3%
All Other	4,050	$ 9,354	$ 3,866	$ 5,488	$ 746.25	95.1%	92.9%	62.4%
Subtotal	6,483	$ 14,875	$ 6,141	$ 8,734	$ 738.93	95.4%	93.3%	67.9%

Operating Same Store	34,518	$ 79,183	$ 34,472	$ 44,711	$ 740.18	95.4%	92.8%	61.6%

Revenue Straight-line Adjustment (2)		$ (66)		$ (66)
Total Same Store		$ 79,117		$ 44,645

(1) Economic Occupancy represents Net Potential Rent less Delinquencies, Vacancies and Cash Concessions divided by Net Potential Rent.
(2) Represents the aggregate adjustment necessary to record cash concessions and certain fee revenues on a straight-line basis.

PERCENT CHANGE FROM QUARTER ENDED JUNE 30, 2008 (PRIOR QUARTER) AND QUARTER ENDED SEPTEMBER 30, 2007 (PRIOR YEAR)

	Revenue		Expense		NOI		Physical Occupancy		Average Effective Rent
	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior
	Quarter	Year	Quarter	Year	Quarter	Year	Quarter	Year	Quarter	Year
High Growth Markets
Dallas, TX	2.4%	5.5%	5.5%	9.0%	-0.3%	2.5%	1.3%	0.6%	1.1%	3.1%
Atlanta, GA	-1.1%	-3.1%	10.2%	3.6%	-8.7%	-7.9%	-0.3%	-3.3%	-0.1%	0.3%
Houston, TX	-0.4%	1.2%	12.4%	12.9%	-10.9%	-8.6%	0.7%	0.2%	0.4%	2.6%
Nashville, TN	0.6%	2.3%	8.6%	2.7%	-4.1%	2.1%	0.8%	-3.5%	0.7%	5.4%
Raleigh, NC	0.9%	5.3%	-3.4%	-16.4%	3.2%	20.8%	1.6%	0.8%	0.7%	3.7%
Tampa, FL	0.0%	0.8%	3.1%	11.3%	-2.1%	-5.9%	1.9%	0.3%	-0.8%	-2.0%
All Other	0.8%	0.0%	3.4%	6.3%	-1.0%	-4.0%	-0.2%	-2.0%	0.7%	0.8%
Subtotal	0.5%	1.2%	6.9%	7.0%	-4.1%	-3.0%	0.6%	-1.2%	0.4%	1.8%

Growth plus Income Markets
Memphis, TN	0.2%	0.2%	1.6%	3.0%	-1.0%	-2.0%	0.4%	-0.7%	-0.1%	1.1%
Jacksonville, FL	-0.8%	-4.9%	-0.5%	8.9%	-1.0%	-12.3%	1.1%	0.4%	0.3%	-2.5%
Austin, TX	0.6%	4.6%	9.7%	7.5%	-6.7%	2.0%	-1.0%	-3.3%	2.0%	6.9%
Jackson, MS	-0.6%	1.0%	16.2%	11.2%	-9.2%	-4.7%	1.7%	0.2%	1.0%	3.1%
Chattanooga, TN	-0.1%	2.0%	3.2%	6.0%	-2.6%	-1.0%	3.4%	-2.2%	-0.6%	3.1%
Augusta, GA/Aiken, SC	-1.7%	-1.0%	12.2%	8.6%	-10.6%	-7.6%	-2.9%	0.6%	0.5%	-0.5%
All Other	2.1%	3.0%	5.9%	10.7%	-0.6%	-2.1%	0.9%	-0.8%	0.5%	2.0%
Subtotal	0.3%	0.3%	4.9%	7.6%	-3.1%	-4.7%	0.7%	-0.7%	0.4%	1.3%

Stable Income Markets
Columbus, GA	2.9%	5.7%	4.9%	-1.4%	1.5%	11.5%	-1.8%	0.6%	2.3%	2.4%
Lexington, KY	3.8%	4.1%	2.1%	18.1%	4.9%	-3.5%	1.5%	0.7%	0.7%	4.1%
All Other	-0.2%	-0.5%	6.4%	5.1%	-4.4%	-4.2%	0.0%	-1.8%	0.6%	0.9%
Subtotal	1.0%	1.5%	5.4%	5.0%	-1.8%	-0.9%	-0.2%	-0.9%	1.0%	1.7%

Operating Same Store	0.5%	0.9%	5.9%	6.9%	-3.3%	-3.3%	0.4%	-1.0%	0.5%	1.6%

Including revenue straight-line adjustment:
Total Same Store	0.6%	1.4%			-3.1%	-2.4%

SAME STORE (EXCLUDES 8 FULL RENOVATION AND 4 HELD FOR SALE COMMUNITIES)

Dollars in thousands	Three Months Ended September 30,		Percent
	2008	2007	Change
Revenues
Operating	$ 79,183	$ 78,482	0.9%
Straight-line adjustment (1)	(66)	(467)
Total Same Store	$ 79,117	$ 78,015	1.4%

Expense	$ 34,472	$ 32,257	6.9%

NOI
Operating	$ 44,711	$ 46,225	-3.3%
Straight-line adjustment (1)	(66)	(467)
Total Same Store	$ 44,645	$ 45,758	-2.4%

(1) Represents the aggregate adjustment necessary to record cash concessions and certain fee revenues on a straight-line basis.

SAME STORE PLUS EIGHT EXCLUDED RENOVATION COMMUNITIES (Dollars in thousands)
Includes the eight full renovation communities (2,384 units).

	Three Months Ended September 30,		Percent
	2008	2007	Change
Revenues
Operating	$ 84,807	$ 84,186	0.7%
Straight-line adjustment (2)	(36)	(523)
Total Same Store	$ 84,771	$ 83,663	1.3%

Expense	$ 37,111	$ 34,549	7.4%

NOI
Operating	$ 47,696	$ 49,637	-3.9%
Straight-line adjustment (2)	(36)	(523)
Total Same Store	$ 47,660	$ 49,114	-3.0%

(2) Represents the aggregate adjustment necessary to record cash concessions and certain fee revenues on a straight-line basis.

NOI BRIDGE (Dollars in thousands)

		Three Months Ended
		9/30/2008	6/30/2008	9/30/2007
NOI
Same store		$ 44,645	$ 46,072	$ 45,758
Non-same store		8,661	8,021	7,184
Total NOI		53,306	54,093	52,942
Held for sale NOI included above		(693)	(781)	(924)
Management fee income		58	61	-
Depreciation		(22,558)	(21,984)	(21,525)
Property management expense		(4,230)	(4,387)	(4,357)
General and administrative expense		(2,996)	(2,831)	(2,401)
Interest and other non-property income		115	116	4
Interest expense		(15,004)	(15,007)	(15,887)
Loss on debt extinguishment		(3)	-	(71)
Amortization of deferred financing costs		(586)	(486)	(614)
Incentive fees from real estate joint ventures		-	-	-
Net casualty (loss) gains and other settlement proceeds		(1,131)	416	(197)
Loss on sale of non-depreciable assets		-	-	29
Minority interest in operating partnership income		(321)	(513)	(1,034)
(Loss) gains from real estate joint ventures		(274)	(199)	1
Discontinued operations		510	146	5,934
Net income		$ 6,193	$ 8,644	$ 11,900

Net Operating Income (NOI)
Net operating income represents total property revenues less total property operating expenses, excluding depreciation, for all properties held during the period, regardless of their status as held for sale. We believe NOI by market is a helpful tool in evaluating the operating performance within our markets because it measures the core operations of property performance by excluding corporate level expenses and other items not related to property operating performance.

DEVELOPMENT (Dollars in thousands)

EXPENDITURES		Current	Estimated
	Total	Estimated	Cost	Cost
	Units	Cost	per Unit	to Date
Brier Creek Phase II, Raleigh, NC	200	$ 23,274	$ 116	$ 23,274
St. Augustine Phase II, Jacksonville, FL	124	12,967	105	8,379
Copper Ridge Phase I, Dallas, TX	216	19,232	89	18,084
Total development	540	$ 55,473	$ 103	$ 49,737

ESTIMATED TIMELINE	Construction		Initial
	Start	Finish	Occupancy	Stabilization
Brier Creek Phase II, Raleigh, NC	2Q 2006	4Q 2007	2Q 2007	4Q 2008
St. Augustine Phase II, Jacksonville, FL	3Q 2007	4Q 2008	4Q 2008	4Q 2009
Copper Ridge Phase I, Dallas, TX	3Q 2007	4Q 2008	2Q 2008	3Q 2009

UNITS	Actual Units as of September 30, 2008
	Completed	Occupied
Brier Creek Phase II, Raleigh, NC	200	193
St. Augustine Phase II, Jacksonville, FL	-	-
Copper Ridge Phase I, Dallas, TX	141	66

OPERATING RESULTS (Dollars and shares in thousands except per share data)

		Three Months
		Ended	Trailing
		September 30, 2008	4 Quarters
Net income		$ 6,193	$ 30,120
Depreciation		22,558	87,754
Interest expense		15,004	62,192
Loss on debt extinguishment		3	3
Amortization of deferred financing costs		586	2,358
Net casualty loss and other settlement proceeds		1,131	643
Gain on sale of non-depreciable assets		-	(276)
Gain on dispositions within unconsolidated entities		-	(38)
Loss (gain) on sale of discontinued operations		-	113
EBITDA		$ 45,475	$ 182,869

		Three Months Ended September 30,
		2008	2007
EBITDA/Debt Service		2.88x	2.68x
Fixed Charge Coverage (1)		2.50x	2.29x
Total Debt as % of Total Gross Assets		51%	52%

(1) Fixed charge coverage represents EBITDA divided by interest expense and preferred dividends.

DEBT AS OF SEPTEMBER 30, 2008
Dollars in thousands
		Average
		Years to
	Principal	Contract	Effective
	Balance (3)	Maturity (3)	Rate (3)
Conventional - Fixed Rate or Swapped (1)	$ 880,324	4.1	5.6%
Tax-free - Fixed Rate or Swapped (1)	37,885	8.6	4.7%
Conventional - Variable Rate	350,945	5.6	3.5%
Tax-free - Variable Rate	19,040	9.0	6.3%
Conventional - Variable Rate - Capped (2)	17,936	1.1	3.4%
Tax-free - Variable Rate - Capped (2)	50,070	3.5	6.7%
Total Debt Outstanding	$ 1,356,200	4.8	5.0%

(1) Maturities on existing swapped balances are calculated using the life of the underlying variable debt.
(2) When the capped rates of 6.0% and 6.5% are not reached, the average rate represents the rate on the underlying variable debt.
(3) Table does not include $115 million of forward interest rate swaps entered into as of September 30, 2008; $65 million of which became effective on
October 1, 2008 and $50 million of which becomes effective on December 1, 2008.

	Line	Amount	Amount
	Limit	Collateralized	Borrowed
Fannie Mae Credit Facilities	$ 1,044,429	$ 1,027,749	$ 974,833
Freddie Mac Credit Facilities	300,000	275,929	275,929
Regions Credit Facility	50,000	43,863	1,754
Regions Term Loan	38,880	38,880	38,880
Other Borrowings	64,804	64,804	64,804
Total Debt	$ 1,498,113	$ 1,451,225	$ 1,356,200

CONTRACT MATURITIES
	Credit Facilities			Regions
	Fannie Mae	Freddie Mac	Regions	Term Loan	Other	Total
2008	$ -	$ -	$ -	$ -	$ -	$ -
2009	-	-	-	38,880	-	38,880
2010	-	-	50,000	-	-	50,000
2011	80,000	100,000	-	-	-	180,000
2012	80,000	-	-	-	-	80,000
2013	203,193	-	-	-	-	203,193
2014	321,236	200,000	-	-	19,135	540,371
2015	120,000	-	-	-	14,972	134,972
Thereafter	240,000	-	-	-	30,697	270,697
Total	$ 1,044,429	$ 300,000	$ 50,000	$ 38,880	$ 64,804	$ 1,498,113

FIXED RATE MATURITIES
Includes forward swaps		Contract
	Balance	Rate
2008	$ -	0.0%
2009	90,000	6.9%
2010	148,365	5.7%
2011	158,000	5.2%
2012	142,800	5.1%
2013	190,000	5.2%
2014	188,135	5.6%
2015	89,972	5.5%
Thereafter	25,937	5.6%
Total	$ 1,033,209	5.5%

OTHER DATA

PER SHARE DATA	Three Months Ended September 30,		Nine Months Ended September 30,
	2008	2007	2008	2007
Dividend paid per common share	$0.615	$0.605	$1.845	$1.815

DIVIDEND INFORMATION (latest declaration)
	Payment	Payment	Record
	per Share	Date	Date
Common - quarterly	$0.6150	10/31/2008	10/15/2008
Preferred Series H - quarterly	$0.51875	9/23/2008	9/12/2008

PREFERRED STOCK	Number of	Liquidation	Total	Earliest
	Shares Issued	Preference	Liquidation	Optional
	and Outstanding	per Share	Value	Call Date
8.30% Series H Cumulative Redeemable
Preferred Stock	6,200,000	$ 25.00	$ 155,000,000	8/11/2008